Exhibit 32
CERTIFICATION OF PERIODIC FINANCIAL REPORTS
We, John M. Barth, Chairman, Chief Executive Officer and President, and R. Bruce McDonald, Vice President and Chief Financial Officer, of Johnson Controls, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 (the “Periodic Report”) to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and
(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Johnson Controls, Inc.
Dated: February 8, 2006

/s/ John M. Barth
John M. Barth
Chairman, Chief Executive Officer and President

/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

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